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                                                                   EXHIBIT 23.1





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




The Board of Directors
St. Francis Capital Corporation


We consent to the use of our reports incorporated herein by reference.




                                                           KPMG Peat Marwick LLP




Milwaukee, Wisconsin
March 24, 1997